UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  May 13, 2005

K&F INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-29035	34-1614845
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

600 Third Avenue, New York, NY	10016
(Address of principal executive offices)	(Zip code)

(212) 297-0900

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On May 13, 2005, K&F Industries, Inc. (the “Company”) reported first quarter 2005 earnings. For additional information regarding the Company’s first quarter 2005 earnings, please refer to the press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

At 11:00 a.m. EDT on May 13, 2005, executives of the Company hosted a conference call to speak to the public, as well as various members of the financial and investment community, regarding the Company’s first quarter 2005 results.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

The Company provides certain non-GAAP financial measures as additional information relating to its operating results. Management of the Company believes that the presentation of these measures provides additional information with respect to the ability of the Company to meet its future debt service, capital expenditures and working capital requirements. In addition, management of the Company believes that investors find these non-GAAP financial measures to be a useful tool for measuring the Company’s ability to service debt. Management also uses these or similar non-GAAP financial measures (i) in its strategic planning for the Company and (ii) in evaluating the Company’s results of operations. The current calculation of non-GAAP earnings before interest, taxes, depreciation and amortization and non-cash charges related to accounting for our acquisition by an affiliate of Aurora Capital Group on November 18, 2004 (Adjusted EBITDA) is operating income plus depreciation and amortization and non-cash inventory purchase accounting adjustments. A reconciliation of net income to non-GAAP Adjusted EBITDA is included in a schedule to the press release filed with this report.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 13, 2005 regarding the first quarter 2005 earnings of K&F Industries, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries, Inc.
Date: May 13, 2005	By:	/s/ Dirkson R. Charles
Dirkson R. Charles
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 13, 2005 regarding the first quarter 2005 earnings of K&F Industries, Inc.